SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C., 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 19, 1996

                              Spectrian Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           California                   0-24360               77-0023003
-------------------------------       -----------           ------------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)          Identification No.)


350 West Java Drive, Sunnyvale, California                        94089
------------------------------------------                       -------
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (408) 745-5400

Item 5.  Other Events

         Spectrian Corporation (the "Company") entered into several agreements each dated November 19, 1996 in connection with a sale/leaseback transaction with respect to certain properties located at 350 West Java Drive, Sunnyvale, California and at 160 Gibraltar Court, Sunnyvale, California (the "Properties"). Pursuant to the agreements, the Company sold the Properties to SPEC (CA) QRS
12-20 , Inc. ("SPEC"), and pursuant to the terms of a lease agreement, SPEC agreed to lease the Properties to the Company for a term of 15 years (with two options to extend the lease for up to an additional ten years) at a base rent of $1,925,000 per annum, payable quarterly in equal installments of $481,250, subject to adjustment. In addition, the Company has deposited with SPEC $962,500 as a security deposit under the Lease Agreement. The Lease Agreement also provides that the Company shall have the right of first refusal to purchase the Properties from SPEC upon the occurrence of certain conditions. In connection with the purchase, leasing and financing of the Properties by SPEC, the Company has agreed to pay up to $250,000 of SPEC's out of pocket costs incurred with respect thereto. Proceeds to the Company from the sale of the Properties were $16.3 million, net of fees, commissions and closing costs. The Company intends to use the net proceeds from this transaction for the repayment of indebtedness and for working capital purposes.

         A copy of the press release, dated December 2, 1996, which publicly announces the transaction is filed herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         a.       Financial Statements:  not applicable.

         b.       Pro Forma Financial Information:  not applicable.

         c.       Exhibits:

                  10.22 Lease Agreement dated November 19, 1996 between the Registrant and SPEC (CA) QRS 12-20 , Inc.

                  10.23    Bill  of  Sale  dated   November   19,  1996  by  the
                           Registrant to SPEC (CA) QRS 12-20 , Inc.

                  99.1     Press Release dated December 2, 1996.


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





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SPECTRIAN CORPORATION


Dated:  December 3, 1996        By:  /s/ EDWARD A. SUPPLEE, JR.
                                     --------------------------
                                         Edward A. Supplee, Jr.
                                         Executive Vice President, Finance and
                                         Administration, Chief Financial Officer
                                         and Secretary


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


                                                   INDEX TO EXHIBITS



      Exhibit No.                                      Description
--------------------------------------------------------------------------------------------------
         10.22           Lease Agreement dated November 19, 1996 between the Registrant and SPEC
                         (CA) QRS 12-20 , Inc.
         10.23           Bill of Sale dated November 19, 1996 by the Registrant to SPEC (CA) QRS
                         12-20 , Inc.
          99.1           Press Release dated December 2, 1996


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